UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) of

the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2013

Commission File Number 000-54064

University General Health System, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	71-0822436
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

7501 Fannin Street

Houston, Texas 77054

(713) 375-7100

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

This Amendment No. 2 on Form 8-K/A is being filed by University General Health System Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) to amend its Current Report on Form 8-K originally filed with the SEC on November 9, 2012 and then amended on November 14, 2012. The Company, based on the recommendation of management, concluded on April 1, 2013 that the previously issued consolidated financial statements of the Company for the quarters ended June 30, 2012 and September 30, 2012 should not be relied upon because of errors in accounting for Series C Variable Rate Convertible Preferred Stock and the related common stock warrants. The errors identified are discussed below.

The Company anticipates that, at a minimum, it will:

(i)	Restate the accounting of the May 2, 2011 Series C Variable Rate Convertible Preferred Stock and the related common stock warrants; management has identified embedded derivatives within the provisions of the instruments and will record such derivatives at fair market value. The warrants and conversion features related to preferred stock do not have readily determinable fair values and therefore require significant management judgment and estimation. The Company used the Binomial pricing model to estimate the fair value of warrant and preferred stock conversion features at the end of each applicable reporting period. Changes in the fair value of these derivatives during each reporting period are included in the statement of operations. Inputs into the Binomial pricing model require estimates, including such items as estimated volatility of the Company’s stock, risk-free interest rate and the estimated life of the financial instruments being fair valued.

(ii)	The Company issued preferred stock and a common stock warrant, which are classified in temporary equity on the Consolidated Balance Sheets. The preferred stock had similar characteristics of an “Increasing Rate Security” as described by Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin Topic 5Q, Increasing Rate Preferred Stock. Discounts on the increasing rate preferred stock are amortized over the expected life of the preferred stock (4 years), by charging imputed dividend cost against retained earnings and increasing the carrying amount of the preferred stock by a corresponding amount. The discount at the time of issuance is computed as the present value of the difference between dividends that will be payable in future periods and the dividend amount for a corresponding number of periods, discounted at a market rate for dividend yield on comparable securities. The amortization in each period is the amount which, together with the stated dividend in the period, results in a constant rate of effective cost with regard to the carrying amount of the preferred stock.

At issuance, the Company recorded the $5,158,575 derivative liability by allocating $4,701,289 as an expense to other income/expense called “Direct Investor Expense” on the Company’s Consolidated Statement of Operations. In addition, the Company recorded the fair value of the placement warrants ($88,469) as a derivative liability. The company allocated $60,698 of the fair value of the placement warrants to the contra temporary equity account and will accrete the expense to the statement of operations over two years, the remaining $27,771 of the fair value of the placements warrants was expensed at issuance. The Company believes they accounted for these features in accordance with the Derivatives Implementation Group Issue No. B6. During the quarter ended September 30, 2012, the Company recorded additional $857,674 to Direct investor expensed due to greenshoe exercises.

(iii)	Restate the Company’s earnings per share disclosures and calculations to accurately reflect the impact of the Series C Variable Rate Convertible Preferred Stock and Warrant issuance.

The necessary adjustments to the Company’s Unaudited Consolidated Balance Sheet and Unaudited Consolidated Statement of Income are summarized in the tables below. The adjustments necessary to correct the errors had no effect on reported cash flow from operations:

	As of June 30, 2012
	As Previously Reported per second quarter	Adjustments	As Previously Reported per 8K/A filed on 11/14/2012	Adjustments	As Restated
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$475,885	$—	$475,885	$—	$475,885
Accounts receivable, less allowance for doubtful accounts of $10,184,800	17,175,814	—	17,175,814	—	17,175,814
Inventories	1,878,266	—	1,878,266	—	1,878,266
Receivables from related parties	1,084,021	—	1,084,021	—	1,084,021
Prepaid expenses and other assets	1,315,319	—	1,315,319	—	1,315,319

Total Current Assets	21,929,305	—	21,929,305	—	21,929,305
Long-Term Assets
Investments in unconsolidated affiliates	767,323	—	767,323	—	767,323
Property, equipment and leasehold improvements, net	66,841,636	—	66,841,636	—	66,841,636
Intangible assets, net	7,198,000	—	7,198,000	—	7,198,000
Goodwill	28,900,818	—	28,900,818	—	28,900,818
Other non-current assets, net	1,883,224	—	1,883,224	—	1,883,224

Total Long-Term Assets	105,591,001		105,591,001		105,591,001

Total Assets	$127,520,306	$—	$127,520,306	$—	$127,520,306

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$10,535,040	$50,773	$10,585,813	$—	$10,585,813
Payables to related parties	2,089,287	—	2,089,287	—	2,089,287
Accrued expenses	5,339,916	—	5,339,916	—	5,339,916
Accrued acquisition cost	521,401	—	521,401	—	521,401
Taxes payable	5,149,799	—	5,149,799	—	5,149,799
Income tax payable	3,840,809	—	3,840,809	—	3,840,809
Deferred revenue	248,954	—	248,954	—	248,954
Lines of credit	8,451,025	—	8,451,025	—	8,451,025
Notes payable, current portion	25,528,386	—	25,528,386	—	25,528,386
Notes payable to related parties, current portion	2,164,527	—	2,164,527	—	2,164,527
Capital lease obligations, current portion	4,633,186	—	4,633,186	—	4,633,186
Capital lease obligations to related party, current portion	253,397	—	253,397	—	253,397
Derivative liability	—	4,242,042	4,242,042	—	4,242,042

Total Current Liabilities	68,755,727	4,292,815	73,048,542	—	73,048,542
Long-Term Liabilities
Notes payable, less current portion	13,707,523	—	13,707,523	—	13,707,523
Notes payable to related parties, less current portion	—	—	—	—	—
Capital lease obligations, less current portion	331,153	—	331,153	—	331,153
Capital lease obligations to related party, less current portion	30,671,750	—	30,671,750	—	30,671,750

Total Long-Term Liabilities	44,710,426	—	44,710,426	—	44,710,426
Total liabilities	113,466,153	4,292,815	117,758,968	—	117,758,968
Commitments and contingencies
Series C, convertible preferred stock, $0.001 par value, 20,000,000 shares authorized, 3,808 shares issued and outstanding, ($1,000 stated value)		3,388,074	3,388,074	(619,646)	2,768,428
Shareholders’ Equity (Deficit)
Preferred, par value $0.001, 20,000,000 shares authorized,
Preferred stock Series B - 3,000 shares issues and outstanding	3	—	3	—	3
Preferred stock Series C, convertible preferred stock - 3,808 shares issues and outstanding	4	(4)	—	—	—
Common stock, par value $0.001, 480,000,000 shares authorized, 324,326,655 shares issued and outstanding	324,326	—	324,326	—	324,326
Additional paid-in-capital	58,900,069	(4,031,004)	54,869,065	444,842	55,313,907
Shareholders’ receivables	(2,409,069)	—	(2,409,069)	—	(2,409,069)
Accumulated deficit	(47,883,491)	(3,649,881)	(51,533,372)	174,804	(51,358,568)

Total shareholders’ equity (deficit)	8,931,842	(7,680,889)	1,250,953	619,646	1,870,599
Noncontrolling interest	5,122,311	—	5,122,311	—	5,122,311

Total Equity	14,054,153	(7,680,889)	6,373,264	619,646	6,992,910

Total Liabilities and Shareholders’ Equity	$127,520,306	$—	$127,520,306	$—	$127,520,306

	Three Months Ended June 30, 2012
	As Previously Reported per Second Quarter	Adjustments	As Previously 8K/A filed on 11/14/2012	Adjustments	As Restatement
Revenues
Patient service revenues, net of contractual adjustments	$29,309,857	$—	29,309,857	$—	29,309,857
Provision for doubtful accounts	(2,790,920)	—	(2,790,920)	—	(2,790,920)

Net patient service revenue less provision for bad debts	26,518,937	—	26,518,937	—	26,518,937
Senior living revenues	1,908,425	—	1,908,425	—	1,908,425
Support services revenues	395,364	—	395,364	—	395,364
Other revenues	250,351	—	250,351	—	250,351

Total revenues	29,073,077	—	29,073,077	—	29,073,077
Operating expenses
Salaries, wages and benefits	8,735,661	—	8,735,661	—	8,735,661
Medical supplies	3,859,736	—	3,859,736	—	3,859,736
Management fees (includes related party fees of $0 for each of the three months ended and $0 and $461,814 for the six months ended)	—	—	—	—	—
General and administrative expenses (includes related party expenses of $377,030 and $1,621,953 for the three months ended and $681,643 and $3,369,262 for the six months ended)	7,667,311	—	7,667,311	—	7,667,311
Gain on extinguishment of liabilities	(2,806,787)	—	(2,806,787)	—	(2,806,787)
Depreciation and amortization (includes related party expenses of $171,290 for each of the three months ended and $342,580 for each of the six months ended)	1,769,920	—	1,769,920	—	1,769,920

Total operating expenses	19,225,841	—	19,225,841	—	19,225,841

Operating income	9,847,236	—	9,847,236	—	9,847,236
Other income (expense)
Interest expense, net of interest income of $20,000 and $0 for the three months ended and $40,000 and $0 for the six months ended (includes related party interest expense $583,715 and $631,493 for the three months ended and $1,162,750 and $1,288,381 for the six months ended)	(1,385,335)	—	(1,385,335)	—	(1,385,335)
Other income	—	—	—	(139,639)	(139,639)
Direct investor expense			—	(4,701,289)	(4,701,289)
Derivative expense	—	(1,262,106)	(1,262,106)	1,262,106	—
Change in fair market value of derivatives	—	916,533	916,533	—	916,533

Income (loss) before income tax	8,461,901	(345,573)	8,116,328	(3,578,822)	4,537,506
Income tax expense	3,407,131	—	3,407,131	—	3,407,131

Income (loss) before noncontrolling interest	5,054,770	(345,573)	4,709,197	(3,578,822)	1,130,375
Net income attributable to noncontrolling interests	30,018	—	30,018	—	30,018

Net income (loss) attributable to the Company	$5,084,788	$(345,573)	$4,739,215	$(3,578,822)	$1,160,393

Less: Cash dividend-Convertible Preferred C Stock	—	(50,773)	(50,773)	—	(50,773)
Less: Accretion non-cash dividend-Convertible Preferred C Stock	—	(3,845,034)	(3,845,034)	3,753,626	(91,408)

Net income attributable to common shareholders	$5,084,788	$(4,241,380)	$843,408	$174,804	$1,018,212

Net income attributable to common shareholders:
Basic and diluted income per share data
Basic earnings per common share	$0.02		$0.00		$0.00

Basic weighted average shares outstanding	309,510,470		309,510,470		309,510,470

Diluted earnings per common share	$0.02		$0.00		$0.00

Diluted weighted average shares outstanding	326,817,830		344,731,008		326,817,830

	Six Months Ended June 30, 2012
	As Previously Reported per Second Quarter	Adjustments	As Previously 8K/A filed on 11/14/2012	Adjustments	As Restatement
Revenues
Patient service revenues, net of contractual adjustments	$47,324,501	$—	47,324,501	$—	47,324,501
Provision for doubtful accounts	(4,187,831)	—	(4,187,831)	—	(4,187,831)

Net patient service revenue less provision for bad debts	43,136,670	—	43,136,670	—	43,136,670
Senior living revenues	3,776,858	—	3,776,858	—	3,776,858
Support services revenues	879,064	—	879,064	—	879,064
Other revenues	367,540	—	367,540	—	367,540

Total revenues	48,160,132	—	48,160,132	—	48,160,132
Operating expenses
Salaries, wages and benefits	17,017,652	—	17,017,652	—	17,017,652
Medical supplies	6,791,861	—	6,791,861	—	6,791,861
Management fees (includes related party fees of $0 for each of the three months ended and $0 and $461,814 for the six months ended)	—	—	—	—	—
General and administrative expenses (includes related party expenses of $377,030 and $1,621,953 for the three months ended and $681,643 and $3,369,262 for the six months ended)	11,894,814	—	11,894,814	—	11,894,814
Gain on extinguishment of liabilities	(2,903,526)	—	(2,903,526)	—	(2,903,526)
Depreciation and amortization (includes related party expenses of $171,290 for each of the three months ended and $342,580 for each of the six months ended)	3,495,093	—	3,495,093	—	3,495,093

Total operating expenses	36,295,894	—	36,295,894	—	36,295,894

Operating income	11,864,238	—	11,864,238	—	11,864,238
Other income (expense)
Interest expense, net of interest income of $20,000 and $0 for the three months ended and $40,000 and $0 for the six months ended (includes related party interest expense $583,715 and $631,493 for the three months ended and $1,162,750 and $1,288,381 for the six months ended)	(2,823,300)	—	(2,823,300)	—	(2,823,300)
Other income	11,583		11,583	(139,639)	(128,056)
Direct investor expense	—	—	—	(4,701,289)	(4,701,289)
Derivative expense	—	(1,262,106)	(1,262,106)	1,262,106	—
Change in fair market value of derivatives	—	916,533	916,533	—	916,533

Income (loss) before income tax	9,052,521	(345,573)	8,706,948	(3,578,822)	5,128,126
Income tax expense	3,506,131	—	3,506,131	—	3,506,131

Income (loss) before noncontrolling interest	5,546,390	(345,573)	5,200,817	(3,578,822)	1,621,995
Net income attributable to noncontrolling interests	27,835	—	27,835	—	27,835

Net income (loss) attributable to the Company	$5,574,225	$(345,573)	$5,228,652	$(3,578,822)	$1,649,830

Less: Cash dividend-Convertible Preferred C Stock	—	(50,773)	(50,773)	—	(50,773)
Less: Accretion non-cash dividend-Convertible Preferred C Stock	—	(3,845,034)	(3,845,034)	3,753,626	(91,408)

Net income attributable to common shareholders	$5,574,225	$(4,241,380)	$1,332,845	$174,804	$1,507,649

Net income attributable to common shareholders:
Basic and diluted income per share data
Basic earnings per common share	$0.02		$0.00		$0.01

Basic weighted average shares outstanding	296,475,348		296,475,348		296,475,348

Diluted earnings per common share	$0.02		$0.00		$0.00

Diluted weighted average shares outstanding	313,782,708		331,695,886		313,782,708

	As of September 30, 2012
	As Previously Reported	Adjustments	Restated
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$5,342,072	$—	$5,342,072
Accounts receivable, less allowance for doubtful accounts of $13,692,865	23,442,899	—	23,442,899
Inventories	1,493,096	—	1,493,096
Receivables from related parties	—	—	—
Prepaid expenses and other assets	3,997,465	(84,323)	3,913,142

Total Current Assets	34,275,532	(84,323)	34,191,209
Long-Term Assets
Investments in unconsolidated affiliates	847,323	—	847,323
Property, equipment and leasehold improvements, net	67,993,247	—	67,993,247
Intangible assets, net	6,282,500	—	6,282,500
Goodwill	28,974,185	—	28,974,185
Other non-current assets, net	2,304,228	(168,647)	2,135,581

Total Long-Term Assets	106,401,483	—	106,232,836

Total Assets	$140,677,015	$(252,970)	$140,424,045

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$10,032,820	$—	$10,032,820
Payables to related parties	2,155,945	—	2,155,945
Accrued expenses	4,226,512	—	4,226,512
Accrued acquisition cost	521,401	—	521,401
Taxes payable	3,640,381	—	3,640,381
Income tax payable	6,112,440	—	6,112,440
Deferred revenue	264,705	—	264,705
Lines of credit	—	—	—
Notes payable, current portion	21,483,002	—	21,483,002
Notes payable to related parties, current portion	2,170,143	—	2,170,143
Capital lease obligations, current portion	2,491,850	—	2,491,850
Capital lease obligations to related party, current portion	257,713	—	257,713
Derivative liability	10,569,206	—	10,569,206

Total Current Liabilities	63,926,118	—	63,926,118
Long-Term Liabilities
Lines of credit, less current portion	12,269,000	—	12,269,000
Notes payable, less current portion	21,342,197	—	21,342,197
Notes payable to related parties, less current portion	—	—	—
Capital lease obligations, less current portion	240,945	—	240,945
Capital lease obligations to related party, less current portion	30,609,920	—	30,609,920

Total Long-Term Liabilities	64,462,062	—	64,462,062
Total Liabilities	128,388,180	—	128,388,180
Commitments and contingencies
Series C, convertible preferred stock, $0.001 par value, 20,000,000 shares authorized, 4,200 shares issued and outstanding, ($1,000 stated value)	3,797,633	(576,650)	3,220,983
Shareholders’ Equity and (Deficit)
Preferred, par value $0.001, 20,000,000 shares authorized, Preferred stock Series B - 3,000 shares issued and outstanding	3	—	3
Common stock, par value $0.001, 480,000,000 shares authorized, 325,654,031 shares issued and outstanding	325,653	—	325,653
Additional paid-in-capital	55,178,809	391,455	55,570,264
Shareholders’ receivables	(2,429,069)	—	(2,429,069)
Accumulated deficit	(49,677,189)	(67,775)	(49,744,964)

Total shareholders’ equity	3,398,207	323,680	3,721,887
Noncontrolling interest	5,092,995	—	5,092,995

Total equity	8,491,202	323,680	8,814,882

Total Liabilities and Shareholders’ Equity	$140,677,015	$(252,970)	$140,424,045

	Three Months Ended September 30, 2012			Nine Months Ended September 30, 2012
	As Previously Reported	Adjustments	Restatement	As Previously Reported	Adjustments	Restatement
Revenues
Patient service revenues, net of contractual adjustments	$35,351,438	$—	35,351,438	$82,675,939	$—	82,675,939
Provision for doubtful accounts	(3,494,644)	—	(3,494,644)	(7,682,475)	—	(7,682,475)

Net patient service revenue less provision for bad debts	31,856,794	—	31,856,794	74,993,464	—	74,993,464
Senior living revenues	1,969,785	—	1,969,785	5,746,643	—	5,746,643
Support services revenues	702,542	—	702,542	1,581,606	—	1,581,606
Other revenues	1,491,270	—	1,491,270	1,858,810	—	1,858,810

Total revenues	36,020,391	—	36,020,391	84,180,523	—	84,180,523
Operating expenses
Salaries, wages and benefits	10,448,799	—	10,448,799	27,466,450	—	27,466,450
Medical supplies	4,820,777	—	4,820,777	11,612,638	—	11,612,638
Management fees (includes related party fees of $0 for each of the three months ended and $0 and $461,814 for the nine months ended)	—	—	—	—	—	—
General and administrative expenses (includes related party expenses of $372,697 and $1,434,662 for the three months ended and $1,054,340 and $4,129,789 for the nine months ended)	7,222,741	—	7,222,741	19,117,554	—	19,117,554
Gain on extinguishment of liabilities	(618,353)	—	(618,353)	(3,521,879)	—	(3,521,879)
Depreciation and amortization (includes related party expenses of $171,290 for each of the three months ended and $513,870 for each of the nine months ended)	2,443,747	—	2,443,747	5,938,840	—	5,938,840

Total operating expenses	24,317,711	—	24,317,711	60,613,603	—	60,613,603

Operating income	11,702,680	—	11,702,680	23,566,920	—	23,566,920
Other income (expense)
Interest expense, net of interest income of $20,000 each of the three months ended and $60,000 each for the nine months ended (includes related party interest expense $571,394 and $641,293 for the three months ended and $1,734,144 and $1,815,568 for the nine months ended)	(1,363,821)	—	(1,363,821)	(4,187,121)	—	(4,187,121)
Other income	—	(252,970)	(252,970)	11,583	(392,609)	(381,026)
Direct investor expense	—	(857,674)	(857,674)	—	(5,558,963)	(5,558,963)
Derivative expense	(508,681)	508,681	—	(1,770,787)	1,770,787	—
Change in fair market value of derivatives	(5,173,513)	—	(5,173,513)	(4,256,980)	—	(4,256,980)

Income before income tax	4,656,665	(601,963)	4,054,702	13,363,615	(4,180,785)	9,182,830
Income tax expense	2,271,631	—	2,271,631	5,777,762	—	5,777,762

Income before noncontrolling interest	2,385,034	(601,963)	1,783,071	7,585,853	(4,180,785)	3,405,068
Net income (loss) attributable to noncontrolling interests	212,131	—	212,131	239,966	—	239,966

Net income attributable to the Company	$2,597,165	$(601,963)	$1,995,202	$7,825,819	$(4,180,785)	$3,645,034

Less: Cash Dividend-Convertible Preferred C Stock	(129,547)	50,773	(78,774)	(129,547)	—	(129,547)
Less: Accretion non-cash dividend-Convertible Preferred C Stock	(504,946)	650,508	145,562	(4,349,980)	4,113,010	(236,970)

Net income attributable to common shareholders	$1,962,672	$99,318	$2,061,990	$3,346,292	$(67,775)	$3,278,517

Basic and diluted income per share data:
Basic earnings per common share	$0.01		$0.01	$0.01		$0.01

Basic weighted average shares outstanding	325,144,781		325,144,781	306,101,581		306,101,581

Diluted earnings per common share	$0.01		$0.01	$0.01		$0.01

Diluted weighted average shares outstanding	364,932,417		346,557,557	345,889,217		325,967,397

The Board of Directors, the Company’s management and former independent registered public accounting firm have discussed the matters disclosed in this Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: April 5, 2013	By:	/s/ Hassan Chahadeh, M.D.
	Name:	Hassan Chahadeh, M.D.
	Title:	Chief Executive Office